SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 6, 1998


                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)


         California                 1-11735                   95-2411605
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


                         4000 East Union Pacific Avenue
                       City of Commerce, California 90023
                    (Address of Principal Executive Offices)

                                 (213) 980-8145
                         (Registrant's Telephone Number)




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ITEM 5.           OTHER EVENTS

         Reference is made to the press releases of Registrant, issued on October 6, 1998 and October 26, 1998, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of these press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 26, 1998                           99 CENTS ONLY STORES




                                       By: /s/ Andy Farina
                                           -------------------------------------
                                           Andy Farina
                                           Chief Financial Officer










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                                  EXHIBIT INDEX

Exhibits                                                         Page Number


99.1              Press Release dated October 6, 1998.

99.2              Press Release dated October 26, 1998.




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